Parties-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 033
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Parties-in-Interest Transactions
4. Parties-in-Interest Transactions
The Plan makes certain investments through the Master Trust, which are considered to be party-in-interest transactions for which a statutory exemption from the prohibited transaction regulation exists.
The Master Trust held 23,515,534 and 24,895,062 shares of the Corporation’s common stock as of December 31, 2025 and 2024, respectively. Dividends earned by the Master Trust on the Corporation’s common stock were $322.1 million for the year ended December 31, 2025.
The Master Trust engages certain divisions of State Street Corporation for different services. State Street Bank and Trust Company is engaged by the Master Trust as its trustee and to provide custodial services. State Street Global Markets, LLC provides brokerage services while State Street Global Advisors (SSgA) provides investment management and is an independent fiduciary for the Company Stock Fund and the ESOP Fund. Additionally, SSgA manages the money market portfolio of the LMIMCo Stable Value Fund and the Master Trust uses the State Street Government Short Term Investment Fund (managed by SSgA) as its sweep vehicle.
The Master Trust invests in common stock from Charles Schwab Corporation, who provides the brokerage services for the SDBA investment option under the Plan.
The Master Trust owed the Corporation $6.0 million and $6.3 million as of December 31, 2025 and 2024, respectively, for certain expenses paid by the Corporation in providing services to the Plan and certain other plans.
In addition, notes receivable from participants are considered to be party-in-interest transactions for which a statutory exemption from the prohibited transaction regulation exists.